UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TABLE OF CONTENTS

BUSINESS DEVELOPMENT CORPORATION OF AMERICA
405 Park Avenue
New York, New York 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Wednesday, June 6, 2012

April 26, 2012

To the Stockholders of Business Development Corporation of America:

Due to a clerical error, the sample proxy card previously filed with the Securities and Exchange Commission on April 26, 2012 for the 2012 Annual Meeting of Stockholders to take place on Wednesday, June 6, 2012, was printed incorrectly with respect to the election of directors to our Board of Directors. Election of directors requires a plurality vote of the stockholders, not a majority vote as was set forth on the previously provided proxy card. The plurality vote requirement was correctly disclosed in our proxy statement, also filed with the Securities and Exchange Commission on April 26, 2012.

We have included a revised proxy card with this letter. You will receive the enclosed proxy card from Broadridge Financial Solutions, Inc.(“Broadridge”), our proxy solicitor. You may follow the simple instructions indicated on the proxy card to vote via the Internet or by phone.

Also enclosed herein is a letter sent by Realty Capital Securities, LLC (“RCS”), the dealer manager for Business Development Corporation of America (the “Company”), on May 2, 2012, to broker dealers and financial advisors relating to the Company’s 2011 annual report. We have enclosed the wrapper to the annual report below.

RCS’s letter, with the attached 2011 annual report (including the Company’s annual report on Form 10-K), stockholder letter and proxy materials, was filed with the SEC separately, as an exhibit to the Form 8-K on May 2, 2012.

Whether you own a few or many shares and whether you plan to attend in person or not, it is important that your shares be voted on matters that come before the Annual Meeting. You may authorize a proxy to vote your shares by using a toll-free telephone number or via the Internet. Instructions for using these convenient services are provided on the enclosed proxy card and in the attached proxy statement. If you prefer, you may vote your shares by marking your votes on the proxy card, signing and dating it and mailing it in the postage paid return envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors’ recommendations. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, reminding you to vote your shares.

If you have questions about the proposals included in the proxy statement or would like additional copies of the proxy statement, please contact our proxy solicitor, Broadridge, at 1-800-714-3305.

You are cordially invited to attend the Annual Meeting. Your vote is important.

By Order of the Board of Directors,
/s/ Brian S. Block, Chief Financial Officer and Treasurer

BUSINESS DEVELOPMENT CORPORATION OF AMERICA
405 PARK AVENUE, 15TH FLOOR
NEW YORK, NY 10022

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 000000000000

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors
   Nominees

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Nicholas S. Schorsch 02 William M. Kahane 03 Leslie D. Michelson 04 William G. Stanley 05 Edward G. Rendell

02 0000000000

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To consider and act on such matters as may properly come before the Annual Meeting and any adjournment thereof.	☐	☐	☐

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000144214_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com .

BUSINESS DEVELOPMENT CORPORATION OF AMERICA
Annual Meeting of Stockholders
June 6, 2012 1:00 PM
This proxy is solicited by the Board of Directors

The undersigning hereby appoints Edward M. Weil, Jr. and Brian S. Block, or one of them, and each of them, with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Stockholders of Business Development Corporation of America (the "Company") to be held at the W New York, 541 Lexington Avenue, New York, NY 10022, at 1:00 p.m. (local time) on Wednesday, June 6, 2012, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast as the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned acknowledges receipt from the Company prior to the execution of the proxy a Notice of Annual Meeting of Stockholders and a Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Annual Meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSAL 1. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies that may properly come before the Annual Meeting or any adjournment or postponement thereof. As the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting

Continued and to be signed on reverse side

0000144214_2 R1.0.0.11699

On January 25, 2011, the Securities and Exchange Commission declared effective our registration statement on Form N-2 (registration number 333-166636, the "Registration Statement") for our offering of a minimum of 250,000 and a maximum of 150,000,000 shares of our common stock which is offered by the dealer manager on a "reasonable best efforts" basis.  THIS COMMUNICATION IS FOR INFORMATIONAL PURPOSES FOR THE COMPANY'S EXISTING STOCKHOLDERS ONLY. This communication shall not be used as, nor constitute, marketing or sales materials in connection with a sale of the Company's securities offered pursuant to the Registration Statement. This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities offered by the Company pursuant to the Registration Statement. The offering of the Company's securities will be made only by means of a prospectus which is a part of the Registration Statement.

COMMUNICATION FOR BROKER DEALERS AND FINANCIAL ADVISORS AFFILIATED WITH THE BUSINESS DEVELOPMENT CORPORATION OF AMERICA SELLING GROUP WHO HAVE CLIENTS INVESTED IN THE COMPANY

Dear Financial Advisor,

We are pleased to attach for your reference the Business Development Corporation of America (“BDCA”) 2011 annual report, shareholder letter and proxy materials mailed this week to stockholders of record as of Thursday, April 19, 2012. These materials have been forwarded to stockholders in connection with the BDCA 2012 Annual Meeting of Stockholders to be held on Wednesday, June 6, 2012 (the “Annual Meeting”). Stockholders are being asked to vote their shares for matters referenced in the proxy, including the election of directors. Stockholders may vote by returning the completed proxy card in the postage paid envelope provided or by using the telephone or internet voting options described in the proxy.

BDCA must receive votes representing at least 50% of outstanding shares on or prior to June 6, 2012 in order to reach a quorum at the Annual Meeting. If necessary, BDCA or its proxy solicitor, Broadridge Financial Solutions, Inc., may contact stockholders directly prior to the Annual Meeting in order to secure the requisite number of votes. Please encourage your clients to vote should they contact you regarding the proxy.

The BDCA proxy may also be found at the following hyperlink:

http://sec.gov/Archives/edgar/data/1490927/000114420412024134/v310380_def14a.htm

We appreciate your continued support and any assistance you may provide in connection with your clients voting their proxy at their earliest convenience.

Please feel free to call us at 877-373-2522 with any questions that you have on these materials.

Sincerely,

Edward M. Weil, Jr.	Louisa Quarto
Chief Executive Officer, Realty Capital Securities, LLC	President, Realty Capital Securities, LLC

Business Development Corporation of America

2011 Annual Report

THIS IS A SHAREHOLDER COMMUNICATION NOT FOR USE AS A SALES MATERIAL.

Business Development Corporation of America

Business Development Corporation of America, a Maryland corporation (which we refer to in this Annual Report as the “Company”) may also be referred to herein as “we,” “us,” “our,” or like terms.

This Annual Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Our actual results could differ materially from those set forth in each forward-looking statement. Certain factors that might cause such a difference are discussed in this Annual Report, including in the section entitled “Forward-Looking Statements” included elsewhere in this Annual Report. You should also review the section of this Annual report entitled “Risk Factors” for a discussion of various risks that could adversely affect us.

On January 25, 2011, the Securities and Exchange Commission declared effective our registration statement on Form N-2 (registration number 333-166636, the “Registration Statement”) for our offering of a minimum of 250,000 and a maximum of 150,000,000 shares of our common stock which is offered by the dealer manager on a “reasonable best efforts” basis. THIS ANNUAL REPORT IS FOR INFORMATIONAL PURPOSES FOR THE COMPANY'S EXISTING STOCKHOLDERS ONLY. This Annual Report shall not be used as, nor constitute, marketing or sales materials in connection with a sale of the Company's securities offered pursuant to the Registration Statement. This Annual Report shall not constitute an offer to sell or the solicitation of an offer to buy the securities offered by the Company pursuant to the Registration Statement. The offering of the Company's securities will be made only by means of a prospectus which is a part of the Registration Statement.

Financial and Operational Highlights

Investment Portfolio

•	As of December 31, 2011, our investment portfolio totaled $14.3 million and consisted of $9.1 million of senior secured first lien loans, $3.0 million of senior secured second lien loans, $1.4 million of senior secured bonds, $0.2 million of subordinated debt and $0.6 million of equity and other investments.

•	Our portfolio consists of 35 companies with an average investment size of $0.4 million, a weighted average coupon on debt investments of 9.4% exclusive of any loan discounts, and was invested 64.0% in senior secured first lien loans, 21.0% in senior secured second lien loans, 9.6% in senior secured bonds, 1.6% in subordinated debt and 3.8% in equity and other investments.

Leverage

•	We have entered into a loan agreement with Main Street Capital Corporation for a $10,000,000 senior secured revolving credit facility. The credit facility matures on January 14, 2013. Borrowings under the credit facility bear interest at a floating rate of the London Interbank Offered Rate (“LIBOR”) plus 3.50% per annum. As of December 31, 2011, we had $5.9 million outstanding under that credit facility.

Distribution Coverage

•	We declared our first distribution on June 23, 2011.

THIS IS A SHAREHOLDER COMMUNICATION NOT FOR USE AS A SALES MATERIAL.

•	As of December 31, 2011 the annualized yield for distributions was 7.90% based on the $10.26 offering price.

Directors and Officers

Directors

Nicholas S. Schorsch

Director and Chief Executive Officer, Business Development Corporation of America, Inc. (“the Company”); Chairman of the Board of Directors, American Realty Capital Trust, Inc. (“ARCT”); Chairman of the Board of Directors and Chief Executive Officer, American Realty Capital New York Recovery REIT, Inc. (“NYRR”); Chief Executive Officer, New York Recovery Properties, LLC (“NYRR Property Manager”); Chief Executive Officer, New York Recovery Advisors, LLC (“NYRR Advisor”); Chairman of the Board of Directors and Chief Executive Officer, American Realty Capital — Retail Centers of America, Inc. (“ARC RCA”); Chief Executive Officer, American Realty Capital Retail Advisor, LLC (“ARC RCA advisor”); Chairman of the Board and Chief Executive Officer, American Realty Capital Healthcare Trust, Inc. (“ARC HT”); Chief Executive Officer, American Realty Capital Healthcare Advisors, LLC (“ARC HT advisor”); Chief Executive Officer, American Realty Capital Healthcare Properties, LLC (“ARC HT property manager”); Chairman of the Board and Chief Executive Officer, American Realty Capital Daily Net Asset Value Trust, Inc. (“ARC DNAV”); Chief Executive Officer, American Realty Capital Advisors II, LLC (“ARC DNAV Advisor”); Chief Executive Officer, American Realty Capital Properties II, LLC (“ARC DNAV Property Manager”); Chief Executive Officer, AR Capital Advisor, LLC (“PECO Advisor”); Chairman of the Board and Chief Executive Officer, American Realty Capital Trust III, Inc. (“ARCT III”); Chief Executive Officer, American Realty Capital Advisors III, LLC (“ARCT III advisor”); Chief Executive Officer, American Realty Capital Properties III, LLC (“ARCT III property manager”); Chairman of the Board and Chief Executive Officer, American Realty Capital Properties, Inc. (“ARCP”); Chief Executive Officer, ARC Properties Advisors, LLC (“ARCP advisor”); Chairman of the Board of Directors and Chief Executive Officer, American Realty Capital Global Daily Net Asset Value Trust, Inc. (“ARC Global DNAV”); Chief Executive Officer, American Realty Capital Global Advisors, LLC (“ARC Global DNAV Advisor”); Chief Executive Officer, American Realty Capital Global Properties, LLC (“ARC Global DNAV Property Manager”); Chairman of the Board of Directors and Chief Executive Officer, American Realty Capital Trust IV, Inc. (“ARCT IV”); Chief Executive Officer, American Realty Capital Advisors IV, LLC (“ARCT IV Advisor”); and Chief Executive Officer, American Realty Capital Properties IV, LLC (“ARCT IV Property Manager”).

William M. Kahane

Director, the Company; Chief Executive Officer and Director, ARCT; Chief Executive Officer, American Realty Capital Advisors, LLC (“ARCT Advisor”); Chief Executive Officer, American Realty Capital Properties, LLC (“ARCT Property Manager”); Director, NYRR; Director, ARC RCA; Director, ARC HT; Director, PECO; and President, Chief Operating Officer and Treasurer, PECO Advisor.

THIS IS A SHAREHOLDER COMMUNICATION NOT FOR USE AS A SALES MATERIAL.

Leslie D. Michelson

Independent Director, the Company; Independent Director, ARCT; Independent Director, RCA; and Independent Director, ARC HT.

William G. Stanley

Independent Director, the Company; Independent Director, NYRR; Independent Director, ARCT; and Independent Director, ARC RCA;

Edward G. Rendell

Independent Director, the Company; Independent Director, ARCT III; Independent Director, ARCP; and Independent Director, ARC Global DNAV.

Executive Officers

Nicholas S. Schorsch

See positions listed above.

Peter M. Budko

President and Chief Operating Officer, the Company; Chief Executive Officer, BDCA Adviser, LLC (“BDCA Advisor”); Executive Vice President and Chief Operating Officer, NYRR; Executive Vice President, NYRR Property Manager; Executive Vice President, NYRR Advisor; Executive Vice President and Chief Investment Officer, ARC RCA; Executive Vice President and Chief Investment Officer, ARC RCA advisorExecutive Vice President, ARC HT; Executive Vice President, ARC HT advisor; Executive Vice President, ARC HT property manager; Executive Vice President and Chief Investment Officer, ARC DNAV; Executive Vice President, ARC DNAV Advisor; Executive Vice President, ARC DNAV Property Manager; Executive Vice President and Chief Investment Officer, PECO Advisor;Executive Vice President, ARCT III; Executive Vice President, ARCT III advisor; Executive Vice President, ARCT III property manager; Executive Vice President and Chief Investment Officer, ARCP; Executive Vice President and Chief Investment Officer, ARCP advisor; Executive Vice President and Chief Investment Officer, ARC Global DNAV; Executive Vice President and Chief Investment Officer, ARC Global DNAV Advisor; Executive Vice President and Chief Investment Officer, ARC Global DNAV Property Manager; Executive Vice President and Chief Investment Officer, ARCT IV; Executive Vice President, ARCT IV Advisor; and Executive Vice President, ARCT IV Property Manager.

THIS IS A SHAREHOLDER COMMUNICATION NOT FOR USE AS A SALES MATERIAL.

Brian S. Block

Chief Financial Officer and Treasurer, the Company; Chief Financial Officer, BDCA Advisor; Executive Vice President and Chief Financial Officer, NYRR; Executive Vice President and Chief Financial Officer, NYRR Property Manager; Executive Vice President and Chief Financial Officer, NYRR Advisor; Executive Vice President and Chief Financial Officer, ARC RCA; Executive Vice President and Chief Financial Officer, ARC RCA advisor; Executive Vice President and Chief Financial Officer, ARC HT; Executive Vice President and Chief Financial Officer, ARC HT advisor; Executive Vice President and Chief Financial Officer, ARC HT property manager; Executive Vice President and Chief Financial Officer, ARC DNAV; Executive Vice President and Chief Financial Officer, ARC DNAV Advisor; Executive Vice President and Chief Financial Officer, ARC DNAV Property Manager; Executive Vice President and Chief Financial Officer, PECO Advisor; Executive Vice President and Chief Financial Officer, ARCT III; Executive Vice President and Chief Financial Officer, ARCT III advisor; Executive Vice President and Chief Financial Officer, ARCT III property manager; Executive Vice President and Chief Financial Officer, ARCP; Executive Vice President and Chief Financial Officer, ARCP advisor; Executive Vice President and Chief Financial Officer, ARC Global DNAV; Executive Vice President and Chief Financial Officer, ARC Global DNAV Advisor; Executive Vice President and Chief Financial Officer, ARC Global DNAV Property Manager; Executive Vice President and Chief Financial Officer, ARCT IV; Executive Vice President and Chief Financial Officer, ARCT IV Advisor; and Executive Vice President and Chief Financial Officer, ARCT IV Property Manager.

Robert K. Grunewald

Chief Investment Officer, the Company; and Chief Investment Officer, BDCA Advisor.

THIS IS A SHAREHOLDER COMMUNICATION NOT FOR USE AS A SALES MATERIAL.